Developing ground-breaking therapies for highly challenging diseases April 16, 2020 Investor Conference Call to Discuss the COVID-19 Potential for our Drug Candidate WP1122 (Nasdaq: MBRX)

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WP1122 COVID-19 Opportunity • Viruses depend on glycolysis and glycosylation for infectivity and replication • Glycolysis and glycosylation can be disrupted by using a glucose decoy known as 2-DG • While 2-DG has been shown to be effective in vitro, its lack of drug-like properties makes it ineffective as a drug in humans • WP1122 appears to solve 2-DG’s problem by creating a prodrug of 2-DG that reaches much higher tissue/organ concentrations than 2-DG alone 3

Viruses are Highly Dependent on Glucose Glycan Glycoprotein 2 Different Processes Glucose provides energy in the form of adenosine tri-phosphate (ATP) to viral host cells via glycolysis, as well as enabling glycan formation supporting creation of glycoproteins during glycosylation. 4

Glucose Plays a Critical Role in Glycosylation Enveloped viruses depend on glycosylation, which begins by hijacking the host cell secretory pathway, where combinations of sugar molecules (including glucose and mannose) called “glycans” are combined with proteins, as “folding” provides 3- dimensional structure. These viral “glycoproteins” mediate the assembly and budding of new virions. The host’s immune system can be evaded through “shedding” of these glycoproteins (* for some viruses, not yet confirmed for coronaviruses) and through “glycan shielding.” Glycans are crucial for viral attachment and infection of host cells. – Bagdonaite I., et al. Global aspects of viral glycosylation. Glycobiology. 2018, vol. 28, no. 7, 443–467 doi: 10.1093/glycob/cwy021. 5

Viruses Upregulate Host Cell’s Glycolysis Viruses induce an anabolic state in host cells, which in turn makes them highly dependent upon glycolysis for adequate energy production – Gualdoni G. et al. Rhinovirus induces an anabolic reprogramming in host cell metabolism essential for viral replication. PNAS. 2018, E7158–E7165, vol. 115, no. 30 6

2-DG is a Glucose Decoy 2-DG appears to the body to be natural glucose, but its lack of one hydroxyl group (shown in red on D- (2-DG) Glucose above) means that 2-DG will not convert into energy via glycolysis and it will not form the proper building-blocks for glycan formation during glycosylation. 7

2-DG Disrupts Both Glycosylation and Glycolysis Both Processes Disrupted The inhibition by 2-DG of glycosylation and glycolysis are both believed to play a role in limiting viral infectivity and replication. 8

2-DG Has Well-Documented Anti-Viral Properties

- Rhinovirus
- Herpesvirus
- Papillomavirus
- Semliki Forest virus
- Dengue virus
- Porcine epidemic diarrhea virus

- Gualdoni G. et al. Rhinovirus induces an anabolic reprogramming in host cell metabolism essential for viral replication. PNAS. 2018, E7158–E7165, vol. 115, no. 30
- Schmidt M. et al. Interference of Nucleoside Diphosphate Derivatives of 2-Deoxy-D-glucose with the Glycosylation of Virus-Specific Glycoproteins in vivo. Eur. J. Biochem. 70, 55-62 (1976).
- Leung H. J., Duran, E. M., Kurtoglu, M., Andreansky, S., Lampidis, T. J., et al. (2012) Activation of the unfolded protein response by 2-deoxy-D-glucose inhibits kaposi's sarcoma-associated herpesvirus replication and gene expression. Antimicrob. Agents Chemother. 56, 5794–5803
- Maehama, T., Patzelt, A., Lengert, M., Hutter, K. J., Kanazawa, K., et al. (1998) Selective down-regulation of human papillomavirus transcription by 2-deoxyglucose. Int. J. Cancer. 76, 639–646.
- Fontaine K, et al. Dengue Virus Induces and Requires Glycolysis for Optimal Replication. Journal of Virology Jan 2015, 89 (4) 2358-2366. DOI: 10.1128/JVI.02309-14
- Wang Y., et al. Triggering unfolded protein response by 2-Deoxy-D-glucose inhibits porcine epidemic diarrhea virus propagation. Antiviral Research 106 (2014) 33–41.

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2-DG Inhibition Now Demonstrated in SARS-CoV-2

2-DG completely stops replication of SARS-CoV-2 in vitro in human Caco-2 cells.



IC50 = 9.09 mM (0.41)
Inhibition of viral replication (%)
100
50
0
R2 = 0.98
n = 3
-2
0
2
Log10 2-deoxy-Glucose (mM)

Effect of in vitro incubation of non-cytotoxic levels of 2-DG in Caco-2 cells on viral replication of SARS-CoV-2

Based on research conducted at The Institute of Biochemistry at Goethe University Frankfurt reported in an unreviewed article recently submitted to NatureResearch (https://www.researchsquare.com /article/rs-17218/v1) by Bojkova, D et al. March 11, 2020; DOI: 10.21203/rs.3.rs-17218/v1.

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2-DG Is Considered Safe and Well-Tolerated in Humans

- Tested in over 100 patients in multiple clinical trials (7 cited here)
- Phase 2 clinical trial conducted at 63 mg/kg
- The most common adverse events were fatigue, sweating, dizziness and nausea mimicking the hypoglycemic symptoms expected from 2-DG administration
- The most significant adverse effects noted at 63-88 mg/kg doses were reversible hyperglycemia, gastrointestinal bleeding and reversible QTc prolongation

- Raez L.E., et al. "A phase I dose-escalation trial of 2-deoxy-D-glucose alone or combined with docetaxel in patients with advanced solid tumors." Cancer Chemother Pharmacol. 2013 Feb;71(2):523-30. doi: 10.1007/s00280-012-2045-1.
- Laszalo J, et al. "The effect of 2-DG infusions on lipid and carbohydrate metabolism in man." J Clin Invest 1960;40:171-6.
- Thompson DA, et al. "Thermoregulatory and related responses to 2-deoxy-D-glucose administration in humans." Am J Physiol. 1980 Sep;239(3):R291-5.
- Mohanti BK, et al. "Improving cancer radiotherapy with 2-deoxy-D-glucose: phase I/II clinical trials on human cerebral gliomas." Int J Radiat Oncol Biol Phys. 1996 Apr 1;35(1):103-11.
- Singh D, et al. "Optimizing Cancer Radiotherapy with 2-DeoxyD-Glucose." Strahlenther Onkol (2005) 181: 507.
- Murugesan K, et al. "Phase I trial of 2-deoxyglucose for treatment of advanced solid tumors and hormone refractory prostate cancer: A pharmacokinetics (PK) assessment." Proceedings: AACR 101st Annual Meeting 2010-- Apr 17-21, 2010; Washington, DC.
- Stein M, et al. "Targeting tumor metabolism with 2-deoxyglucose in patients with castrate-resistant prostate cancer and advanced malignancies." Prostate. 2010 Sep 15;70(13):1388-94.

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Unfortunately, 2-DG Lacks Drug-Like Properties 2-DG’s lack of drug-like properties limits its in vivo performance. Short half-life, Rapidly metabolized, Poor tissue/organ uptake and retention 2-DG We believe 2-DG’s performance in humans is limited by its lack of drug-like properties. Because it is rapidly metabolized, it has inadequate tissue/organ distribution and retention. 12

WP1122 is a Prodrug of 2-DG 6 5 WP1122 4 1 metabolizes 3 2 to 2-DG (2-DG) The presence of two acetyl groups (in blue) in WP1122 forms esters with hydroxyl groups at positions C-3 and C-6 and greatly enhances its tissue/organ uptake and retention. 13

WP1122 Significantly Outperforms 2-DG in animal models


AcO
O
HO
OH
AcO


OH
O
HO
OH
HO


2-DG Generated from WP1122
2-DG
1.8x
2.6x
10x Up To
10x Up To
Half-Life
Plasma Concentration
Organ Uptake
Tumor Potency

Zielinski R, et al. "Preclinical evaluation of WP1122, a 2-DG prodrug and inhibitor of glycolysis." Proceedings: Symposia on Cancer Research 2017 Cancer Metabolism, Houston, TX, 10/2017.

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Summary • Viruses depend on glycolysis and glycosylation for infectivity and replication • Glycolysis and glycosylation can be disrupted by using a glucose decoy known as 2-DG • While 2-DG has been shown to be effective in vitro, its lack of drug-like properties makes it ineffective as a drug in humans • WP1122 appears to solve 2-DG’s problem by creating a prodrug of 2-DG that reaches much higher tissue/organ concentrations than 2-DG alone 15

Developing ground-breaking therapies for highly challenging diseases April 16, 2020 Investor Conference Call to Discuss the COVID-19 Potential for our Drug Candidate WP1122 (Nasdaq: MBRX)